Exhibit 99.3

The Instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

LETTER OF TRANSMITTAL

FOR COMMON SHARES
OF
TRIBUTE PHARMACEUTICALS CANADA INC.

This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany certificates for common shares (the “Tribute Common Shares”) of Tribute Pharmaceuticals Canada Inc. (“Tribute”) deposited in connection with the proposed arrangement (the “Arrangement”) involving Tribute, ARLZ CA Acquisition Corp. ("Can Merger Sub") and Aralez Pharmaceuticals Inc. (“Parent”),  that is being submitted for approval at the special meeting of shareholders of Tribute to be held on February 1, 2016 (the “Meeting”) as described in Tribute's management information circular dated January 5, 2016 (the “Circular”).

Capitalized terms used but not defined in this Letter of Transmittal have the meanings set out in the Circular.

TO:                                Aralez Pharmaceuticals Inc.
AND TO:                      ARLZ CA Acquisition Corp.
AND TO:                      Tribute Pharmaceuticals Canada Inc.

AND TO:     COMPUTERSHARE INVESTOR SERVICES INC. at its offices set out herein.

In connection with the Arrangement being considered for approval at the Meeting, the undersigned delivers to you the enclosed certificate(s) for Common Shares.  The following are the details of the enclosed certificate(s).

The undersigned, by the execution of this Letter of Transmittal, hereby represents that: (a) the undersigned is the holder of the Common Shares represented by the certificate(s) described below; (b) the undersigned has good title to those shares, free and clear of all mortgages, liens, charges, encumbrances, security interests and adverse claims; and (c) the said certificate(s) represent all of the Common Shares owned by the undersigned.  The undersigned encloses herewith the following certificate(s) for those Common Shares registered in the name of the undersigned or duly endorsed for transfer to the undersigned:

Certificate Number(s)	Name in Which Registered	Number of Common Shares Deposited

The undersigned authorizes and directs Computershare Investor Services Inc. to issue a Direct Registration (“DRS”) advice for Parent to which the undersigned is entitled as indicated below and to mail such advice to the address indicated below or, if no instructions are given, in the name and to the address if any, of the undersigned as appears on the share register maintained by Computershare.  In the event that a DRS advice is not available, an Parent share certificate will be issued and mailed to the address indicated below.

BLOCK A	BLOCK B

ISSUE SHARES IN NAME OF:	SEND SHARES
(please print):	(Unless Block “D” is checked) TO:

(Name)	(Name)

(Street Address and Number)

(City and Province or State)	(Street Address and Number)

(Country and Postal (Zip) Code)

(Telephone — Business Hours)	(City and Province or State)

(Social Insurance or Social Security No.)	(Country and Postal (Zip) Code)

BLOCK C	BLOCK D

STATUS AS UNITED STATES HOLDER	☐ HOLD SHARES FOR PICK-UP

Indicate whether you are a United States (“U.S.”) holder or are acting on behalf of a U.S. holder:
☐ The owner signing on page 3 represents that it is not a U.S. holder and is not acting on behalf of a U.S. holder.
☐ The owner signing on page 3 is a U.S. holder or is acting on behalf of a U.S. holder.
U.S. holders must provide their Taxpayer Identification Number (“TIN”)
To avoid U.S. backup withholding, if you are a U.S. holder or acting on behalf of a U.S. holder, you must complete W-9 on page 4 or, in certain circumstances, another withholding tax certificate.  You can find more information on page 6 (see Instruction 7, “W-9 — U.S. Shareholders”).

Signature guaranteed by (if required under Instruction 3):	Dated:

Authorized Signature	Signature of Shareholder or Authorized Representative (see Instruction 4)

Name of Guarantor (please print or type)	Name of Shareholder (please print or type)

Address (please print or type)	Name of Authorized Representative (please print or type, if applicable) (please print or type)

INSTRUCTIONS

1.	Use of the Letter of Transmittal

To receive the Parent Shares upon completion of the Arrangement, Shareholders must deposit with the Depositary (at any of the offices specified below), on or before the sixth anniversary of the closing of the Arrangement (the “Effective Date”), a duly completed Letter of Transmittal together with the certificate(s) representing their Tribute Common Shares.

Pursuant to the terms of the Arrangement, any certificates formerly representing Tribute Common Shares that are not deposited with the Depositary together with a duly completed Letter of Transmittal and any other documents the Depositary reasonably requires, on or before the sixth anniversary of the Effective Date, shall cease to represent a right or claim of any kind or nature and the right of the holder of certificates of Common Shares to receive the Parent Shares for such Common Shares shall be deemed to be surrendered together with all dividends or distributions thereon held for such holder (less any applicable withholding tax).

The method used to deliver this Letter of Transmittal and any accompanying certificates representing the Tribute Common Shares is at the option and risk of the holder, and delivery will be deemed effective only when such documents are actually received by the Depositary.  Parent recommends that the necessary documentation be hand delivered to the Depositary, at any of the offices specified below, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended.

2.	Signatures

This Letter of Transmittal must be filled in, dated and signed by the holder of the Tribute Common Shares described above or by such holder’s duly authorized representative (in accordance with Instruction 4).

(a)
If this Letter of Transmittal is signed by the registered holder(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed.  If such deposited certificate(s) is/are held of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

(b)
If this Letter of Transmittal is signed by a person other than the registered holder(s) of the accompanying certificate(s), or if certificate(s) representing Parent Shares are to be issued to a person other then the registered holder(s);

(i)	such deposited certificate(s) must be endorsed or be accompanied by appropriate share transfer power(s) of attorney duly and properly completed by the registered holder(s); and

(ii)
the signature(s) on such endorsement or share transfer power(s) of attorney must correspond exactly to the name(s) of the registered holder(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 3 below.

3.	Guarantee of Signatures

No signature guarantee is required on this Letter of Transmittal if it is signed by the registered holder(s) of the Tribute Common Shares deposited therewith, unless that Shareholder has completed the box entitled “Special Registration Instructions”.

Where the Shareholder has completed the box entitled “Special Registration Instructions”, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution (as defined below) or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution). See also Instruction 2.

An “Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and the United States,  members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

4.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal is executed by a person as an executor, administrator, trustee or guardian or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative or fiduciary capacity, this Letter of Transmittal must be accompanied by satisfactory evidence of their proof of appointment and authority to act. Any of Parent, Can Merger Sub, Tribute and the Depositary may, at their discretion, require additional evidence of appointment or authority or additional documentation.

5.	Miscellaneous

(a)
If the space on this Letter of Transmittal is insufficient to list all certificates for Tribute Common Shares, additional certificate numbers and numbers of Tribute Common Shares may be included on a separate signed list affixed to this Letter of Transmittal.

(b)	If Tribute Common Shares are registered in different forms (e.g., “John Doe” or “J. Doe”) a separate Letter of Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits will be accepted.

(d)	Additional copies of this Letter of Transmittal may be obtained from the Depositary at any of its offices at the addresses listed below.

(e)
Parent reserves the right, if they so elect, in their absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal received by the Depositary.

(f)	This Letter of Transmittal will be construed in accordance with, and be governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

(g)
The parties hereto confirm that it is their wish that this Letter of Transmittal as well as all other documents relating hereto, including notices, have been and shall be drawn up in English. Les parties aux présentes confirment leur consentement à ce que cette lettre d’envoi de même que tous les documents, ainsi que tout avis s'y rattachant, soient rédigés en anglais.

6.	Lost Certificates

If a share certificate has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary.  The Depositary will respond with the replacement requirements, which must be properly completed and submitted in good order to the Depositary on or prior to the sixth anniversary of the Effective Date.

7.	Privacy Notice

The Depositary is committed to protecting personal information.  In the course of providing services, the Depositary receives non-public personal information about shareholders from transactions the Depositary performs, forms a shareholder may send to the Depositary or other communications the Depositary may have with a shareholder and its representatives.  This information could include a shareholder’s name, address, social insurance number, securities holdings and other financial information.  The Depositary uses this to administer a shareholder’s account, to better serve client needs and for other lawful purposes relating to its services.

The Depositary has prepared a Privacy Code to tell shareholders more about its information practices and how their privacy is protected. It is available at the Depositary’s website, at www.computershare.com, or by writing to the Depositary at 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1.  The Depositary will use any information a Shareholder provides with this Letter of Transmittal in order to process a Shareholder’s request and will consider a Shareholder’s submission of this Letter of Transmittal as its consent to the above.

OFFICES OF THE DEPOSITARY,
COMPUTERSHARE INVESTOR SERVICES INC.

By Mail:

P.O. Box 7021
31 Adelaide St. E.
Toronto, On
M5C 3H2
Attn: Corporate Actions

By Registered Mail, Hand or Courier:

100 University Avenue
8th Floor
Toronto, On
M5J 2Y1
Attn: Corporate Actions

Telephone:
1-800-564-6253

E-Mail:
corporateactions@computershare.com

Any questions and requests for assistance may be directed by Shareholders to the Depositary at the telephone number or email address set out above.